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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           ------------------------


Date of Report (Date of earliest event reported)           July 12, 1996
                                                 -------------------------------

CASINO AMERICA, INC.
(Exact name of registrant as specified in its charter)


Delaware                          0-20538                      41-1659606
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(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


711 Washington Loop            Biloxi, Mississippi                 39530
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code          (601) 436-7000
                                                  ------------------------------
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Item 5.  Other Events.

     Management Changes

     On July 12, 1996, Casino America, Inc. announced that John M. Gallaway, President of the Company, had accepted the resignations of Juris Basens, Chief Operating Officer, and David Paltzik, Vice President of Marketing. Mr. Gallaway announced that he was assuming the position of Chief Operating Officer, and that a search had previously been instituted to fill the Vice President of Marketing position.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1 Press Release dated July 12, 1996.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CASINO AMERICA, INC.
                             --------------------
                             (Registrant)


Date: July 24, 1996                        By: /s/ Allan B. Solomon
                                               -----------------------------
                                               Allan B. Solomon
                                               Executive Vice President,
                                               General Counsel and Secretary